Exhibit 99.1

FIVE BELOW ANNOUNCES TWO KEY SENIOR EXECUTIVE HIRES
Former President and CEO of Walmart.com, Joel Anderson, Named President
Seasoned Retail Operator, Eric Specter, Appointed Chief Administrative Officer

PHILADELPHIA-June 10, 2014--Five Below, Inc. (NASDAQ: FIVE), the leading retailer of trend- right, high-quality, extreme-value merchandise for pre-teens, teens and beyond, today announced two key senior executive hires to help drive the continued expansion of the brand.
Joel Anderson has been named President, bringing more than 20 years of experience in the retail sector, most recently as President and CEO of Walmart.com, the multi-billion dollar U.S. dotcom business unit of Wal-Mart. In his new role, he will lead all aspects of merchandising, stores and marketing. Eric Specter has been named Chief Administrative Officer and will oversee supply chain operations, information technology and real estate. Eric brings more than three decades of experience in the retail industry, most recently as Executive Vice President and Chief Integration Officer for Ascena Retail Group as well as Acting President of Catherines. Both will report directly to Tom Vellios, Co-Founder and CEO of Five Below.
“As we look to the future and continue to execute on the tremendous growth opportunity for the Company, adding the right talent in leadership positions has been a key priority. We have been actively engaged in a search for the right candidate to fill the role of President and we are incredibly excited to have someone with Joel’s talent and extensive experience joining the Five Below team,” said Tom Vellios. “With Joel, we have a proven multi-channel retail leader with an exceptionally strong background across both stores and e-commerce, and the right leadership skills and merchandising vision to help fuel the growth of the Five Below brand.”
“Additionally, as we execute the next phase of growth, having a dedicated operational leader like Eric to oversee key infrastructure functions will be a significant asset. Eric’s broad based skill set and deep operating experience will help ensure the smooth execution of our long-term growth strategy. With the additions of Joel and Eric, both of which were contemplated in our recently provided fiscal 2014 guidance, we have rounded out our executive team, strengthening our capabilities and positioning Five Below to successfully execute the next chapter of growth. We are confident that we have the right leadership talent and expertise in place to capitalize on the many opportunities that lie ahead.”
“Five Below’s focus on delivering trend-right, high-quality products all priced at $5 and below, in a fun and differentiated shopping environment, has helped to establish the Company as a leading brand for pre-teens, teens and beyond,” said Mr. Anderson. “I see an enormous opportunity ahead to build on the Company’s solid foundation as we expand the reach of the Five Below brand and continue to elevate how we market, merchandise and connect with our customers. This will strengthen our relationship with our existing customers while drawing new ones to the Five Below experience. I look forward to working with Tom, Eric and the team as we embark on the next chapter of growth for this exciting business.”
Mr. Anderson will join Five Below in July 2014 from Walmart.com where he oversaw all aspects of the business including merchandising, marketing, operations and overall site experience. Additionally, he successfully accelerated the strategy from a pure play dotcom to a multi-channel retailer. Prior to joining Wal-Mart, Mr. Anderson was responsible for all aspects of the retail and direct business units at Lenox Group. He previously spent twelve years at Toys “R” Us, Inc. in various roles and activities including marketing, dotcom, new ventures and operations.
“Five Below is at an exciting inflection point in the evolution of the business and brand,” said Mr. Specter. “Known for its unique value proposition and differentiated shopping environment, I see tremendous opportunities to grow and extend the influence of the Five Below brand while continuing to deliver customers with the trend-right, high-quality products they have come to expect. I look forward to working with Tom, Joel and the entire senior management team to further build upon the Company’s solid foundation and drive the continued success of the business.”
Before joining Five Below, Mr. Specter served as Executive Vice President and Chief Integration Officer for Ascena Retail Group, as well as Acting President of Catherines. With a 30 year retail career, he most recently oversaw the planning and integration of Charming Shoppes into Ascena, as well as the strategic positioning, direction and leadership of Catherines, a

Exhibit 99.1

women’s apparel brand with approximately 400 stores. Previously, he served in various leadership capacities with Charming Shoppes, including Executive Vice President and Chief Financial Officer. During his tenure at Charming Shoppes, Mr. Specter helped grow the company from approximately 300 to over 2000 stores, positioning Charming Shoppes as a leader in women’s plus-size apparel. Mr. Specter will assume his new role at Five Below in July 2014.
About Five Below:
Five Below is a rapidly growing specialty value retailer offering a broad range of trend-right, high-quality merchandise targeted at the teen and pre-teen customer. Five Below offers a dynamic, edited assortment of exciting products in a fun and differentiated store environment, all priced at $5 and below, including select brands and licensed merchandise across a number of category worlds: Style, Room, Sports, Tech, Crafts, Party, Candy, and Now. Five Below is headquartered in Philadelphia. For more information, visit www.fivebelow.com.
Forward-Looking Statements:
This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect management's current views and estimates regarding the Company's industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. Investors can identify these statements by the fact that they use words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future" and similar terms and phrases. The Company cannot assure investors that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from these expectations due to risks relating to the Company's strategy and expansion plans, the availability of suitable new store locations, risks that consumer spending may decline and that U.S. and global macroeconomic conditions may worsen, risks related to the Company's continued retention of its senior management and other key personnel, risks relating to changes in consumer preferences and economic conditions, risks relating to extreme weather, risks relating to the Company's distribution centers, quality or safety concerns about the Company's merchandise, events that may affect the Company's vendors, increased competition from other retailers including online retailers, risks relating to cyber security, risks relating to trade restrictions, risks associated with leasing substantial amounts of space, and other factors that are set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including risk factors contained in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2014 filed with the SEC and available at www.sec.gov. If one or more of these risks or uncertainties materialize, or if any of the Company's assumptions prove incorrect, the Company's actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by the Company in this news release speaks only as of the date on which the Company makes it. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

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Investor Contact:
ICR, Inc.
Farah Soi
203-682-8200
farah.soi@icrinc.com

Media Contact:
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